UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2026

AMERIPRISE FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1099 Ameriprise Financial Center Minneapolis, Minnesota	55474
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 671-3131

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock (par value $.01 per share)	AMP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2026 annual meeting of the shareholders of the Company was held on April 29, 2026. At the meeting, the holders of 78,335,494 shares of common stock, which represents approximately 86.4% of the 90,689,669 outstanding shares entitled to vote as of the March 2, 2026, record date, were represented in person or by proxy. Detailed voting results are set forth below.

Item 1 – Election of the Eight Director Nominees Named Below. The shareholders elected each director nominee for a term of one year to expire at the 2027 annual meeting of shareholders or until their successors are elected and qualified. The voting results were as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
James M. Cracchiolo	68,019,068	4,534,672	280,794	5,500,960
Robert F. Sharpe, Jr.	67,843,593	4,921,475	69,466	5,500,960
Dianne Neal Blixt	68,124,291	4,613,738	96,505	5,500,960
Amy DiGeso	65,655,057	7,076,691	102,786	5,500,960
Christopher J. Williams	71,018,197	1,672,027	144,310	5,500,960
Glynis A. Bryan	72,288,976	448,581	96,977	5,500,960
Liane J. Pelletier	72,533,365	201,640	99,529	5,500,960
Brian T. Shea	71,226,122	1,506,700	101,712	5,500,960

Item 2 - Ratification of Audit and Risk Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026. The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026.

Votes For	Votes Against	Abstentions
75,820,390	2,449,928	65,176

Item 3 – Nonbinding Advisory Vote to Approve the Compensation of Named Executive Officers. The shareholders approved, on an advisory basis, the compensation of the named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,673,362	6,847,326	313,846	5,500,960

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 104	Cover page is formatted in iXBRL (Inline eXtensible Business Reporting Language)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIPRISE FINANCIAL, INC. (Registrant)

Date: April 30, 2026	By:	/s/ Wendy B. Mahling
	Name:	Wendy B. Mahling
	Title:	Senior Vice President, Corporate Secretary & Securities and Corporate Law